Exhibit 10.27M

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWELFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWELFTH AMENDMENT (this “Twelfth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Twelfth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twelfth Amendment. If the terms and conditions set forth in this Twelfth Amendment conflict with the Agreement, the terms and conditions of this Twelfth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twelfth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twelfth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twelfth Amendment. Except as amended by this Twelfth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer and CSG executed that certain Statement of Work (CSG document no. [***** *******]) whereby CSG agreed to create a [******** to support automated ******* **** and ******** ******** ***** ******** (the “******** ******** ********]”). Customer requests that CSG support and maintain the [******** ******** ********], and the Parties wish to amend the Agreement to incorporate the fees, terms and conditions of such support and maintenance.

Therefore, as of the Twelfth Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection A entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection 12. “[******** ******** ********]” as follows:

Description of Item/Unit of Measure	Frequency	Fee
12. [******** ******** ********]
A. [**************] Services (Note 1)	[*** *******]	[*****]
B. [******* *** ***********] Fees (Note 2) (Note 3)	[******]	$*********]

Note 1: [**************] Services and the associated fees are set forth in that certain Statement of Work [******* (CSG document no. *****) (“SOW *****”) effective *** *], 2021. The solution delivered or to be delivered pursuant to SOW [*****] is referred to in this subsection 12 and associated Notes as the “[******** ******** ********]”.

Note 2: Support and maintenance includes any minor updates to the format of the [***** *****] because of release changes, as well as resolution of any possible problems with the [********, *************, or ****** of the ***** ****] as well as any changes to the [******** ********** ******** (***) ******* that could ***** how the ******** ******** ********] is executed. All other updates (i.e., a new [**** ******]) are considered major updates and are outside the scope of this support and maintenance and will require the Parties mutual written agreement including, but not limited to, Customer requested changes to the [******** ******** ******** to accommodate a change in Customer’s ******** *****] or other Customer and/or third party systems.

Note 3: The [******* *** ***********] Fees shall commence being invoiced by CSG and paid by Customer upon [*** ******** ** ***** ** (a) ********’* ********** ** ***** ******* ********** (***) ******* and ********’* ********** ** *** ******** ******** ********, (b) ****** (**) days **** *** ******** of the ******** ******** ******** ** *** *******] provided there are no [********** ******** (********/******** *) ********] with such deliverables, or (c) Customer’s use of the [******** ******** ******** in a ********** ***********]. Thereafter, such [****** ******* *** ***********] Fee shall be invoiced by CSG and paid

Exhibit 10.27M

by Customer on [** ****** basis (********* **** *** ***** *********** **** of the ***** in which the ******* *** *********** Fees was ********* ********, as determined in accordance with the preceding sentence) for the ********* of the ****].

2. Customer and CSG executed that certain Letter of Authorization (CSG document no. [*****]) effective [***** **, 2021 (“LOA *****]”) whereby CSG agreed to create an integration to [******** ******** to ********’* ******* ****** **** (“***”) changes made by an **** *** ********* ******* (the “****** *********** **** *** ********]”). As provided in LOA [*****, the ****** *********** **** *** ******** is subject to an ****** ********* fee for the support and maintenance of the ****** *********** **** *** ********].

Therefore, as of the Twelfth Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection A entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection 13. “[****** *********** **** *** ********]” as follows:

Description of Item/Unit of Measure	Frequency	Fee
13. [****** *********** **** *** ********]
a) [**************] Services (Note 1)	[*** *******]	[*****]
b) [******* *** ***********] Fee (Note 2) (Note 3)	[******]	$[*********]

Note 1: [**************] Services and the associated fees are set forth in that certain Letter of Authorization (CSG document no. [*****) (“LOA *****”) effective ***** **], 2021.

Note 2: Support and maintenance includes any minor updates to the format of the [****] because of release changes, as well as resolution of any possible problems with the send or receive of the [****** **** via ****** **** ********]. All other updates are considered major updates (ie. a new [**** ******]) and are outside the scope of this support and maintenance and will require the Parties mutual written agreement including, but not limited to, Customer requested changes to the [****** *********** **** *** ******** to accommodate a change in ********’* ******* ****** ****] or other Customer and/or third party systems.

Note 3: The [******* *** *********** Fee for ****** *********** with *** ******** is in the amount of $********* ********]. For clarification purposes, the [********* ******] fee in the amount of $[******** referenced in that certain LOA ***** entered into between the Parties is ** ****** **********]. The [******* *** *********** Fee ***** ** ******** **** CSG’s ********** of the Services described in LOA ***** (the “LOA ***** ********** ****”) and on ** ****** basis thereafter beginning with the ***** *********** **** of the *** ***** ********** ****]. The [***** ****** ******* *** ***********] Fee will be paid by Customer through the [********* ** **** ********** *******] (as such term is defined in that certain SOW titled “2021 Services [**********]” (CSG document no. [*******) ********* ******** **], 2020. Thereafter, such [****** ******* *** ***********] Fee shall be invoiced by CSG and paid by Customer on [** ****** basis for the ********* of the ****].

IN WITNESS WHEREOF the Parties hereto have caused this Twelfth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 29-Oct-21	Date: Oct 15, 2021